UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

VYNE THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION
VYNE THERAPEUTICS INC.
685 Route 202/206, Suite 301A
Bridgewater, NJ 08807
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held January 12, 2023
To the Stockholders of VYNE Therapeutics Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of VYNE Therapeutics Inc., a Delaware corporation (the “Company”), will be held on January 12, 2023, at 10:00 a.m. local time, at 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807, for the following purposes:
1.
To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1-for-10 shares up to a ratio of 1-for-25 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement (the “Reverse Stock Split”);

2.
To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1; and

3.
To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. Only stockholders who owned stock of the Company at the close of business on November 16, 2022 (the “Record Date”) can vote at this meeting or any adjournments that take place.
The Board of Directors recommends that you vote FOR the approval and adoption of the Reverse Stock Split Amendment, as described in Proposal No. 1 of the Proxy Statement; and FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes to adopt Proposal 1, as described in Proposal 2 of the Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 12, 2023 at 10:00 a.m. local time at 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807.
The proxy statement, notice and annual report to stockholders are available at https://vynetherapeutics.com/investors-media/filings-financials/.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
By Order of the Board of Directors

Bridgewater, New Jersey November [•], 2022	David Domzalski President and Chief Executive Officer

GENERAL INFORMATION
INFORMATION ABOUT THE PROXY PROCESS AND VOTING	2
PROPOSAL NO. 1 APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT	7
PROPOSAL NO. 2 APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1	15
INFORMATION ABOUT STOCK OWNERSHIP SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
ADDITIONAL INFORMATION	18
Householding of Proxy Materials	18
Other Matters	18
ANNEX A	A-1

i

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION
VYNE THERAPEUTICS INC.
685 Route 202/206, Suite 301A
Bridgewater, NJ 08807
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held January 12, 2023
We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of VYNE Therapeutics Inc. (referred to herein as the “Company”, “VYNE”, “we”, “us” or “our”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”) to be held on January 12, 2023, at 10:00 a.m. local time, at 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807.
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This Proxy Statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.

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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers, regular employees, and investor relations firm, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We have also retained D.F. King & Co., LLC (“D.F. King”) to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
The record date for the Special Meeting is November 16, 2022. Only stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have delivered this Proxy Statement and Proxy Card to you because the Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.
We intend to mail this Proxy Statement, the Notice of Special Meeting and accompanying Proxy Card on or about November [•], 2022 to all stockholders of record entitled to vote at the Special Meeting.
Who can vote at the Special Meeting?
Only stockholders at the close of business on the Record Date will be entitled to vote at the Special Meeting. At the close of business on the Record Date, there were [•] shares of common stock and 3,000 shares of Series A preferred stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote early. Whether or not you plan to attend the Special Meeting, we encourage you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
Will a list of stockholders entitled to vote at the Special Meeting be available?
Our list of stockholders as of the Record Date will be available for inspection for the 10 days prior to the Special Meeting. If you want to inspect the stockholder list, call our office at (800) 775-7936 to schedule an appointment. In addition, the list of stockholders will also be available during the Special Meeting for those stockholders who choose to attend.
What am I being asked to vote on?
You are being asked to vote on two proposals:
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Proposal 1 — the approval and adoption of the Reverse Stock Split Amendment; and

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Proposal 2 — the approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

In addition, you are entitled to vote on any other matters that are properly brought before the Special Meeting.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For Proposals 1 and 2, you may either vote “For” or “Against” or abstain from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Special Meeting or any adjournments or postponements thereof.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Special Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Special Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.
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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Special Meeting, we will vote your shares in accordance with the Proxy Card.

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To vote by proxy over the internet, follow the instructions provided on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 P.M. ET on January 11, 2023 to be counted.

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To vote by telephone, you may vote by proxy by calling the toll free number found on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your telephone vote must be received by 11:59 P.M. ET on January 11, 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We also provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.
Who counts the votes?
Broadridge Financial Solutions (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card will be returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, Broadridge will tabulate all returned votes on behalf of your broker.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes, as well as abstentions and broker non-votes. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Are the proposals considered “routine” or “non-routine?”
We believe the approval and adoption of the Reverse Stock Split Amendment (Proposal 1) is considered routine under applicable rules. However, it is possible that brokers will not have discretionary authority with respect to the Reverse Stock Split Amendment, in which case, if you do not instruct your broker how to vote with respect to the Reverse Stock Split Amendment, your broker may not vote with respect to such proposal. The approval of an adjournment of the Special Meeting (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2.
How many votes are needed to approve the proposals?
To adopt and approve the Reverse Stock Split Amendment, the affirmative vote of holders of a majority of the combined voting power of the outstanding shares of common stock and Series A preferred stock entitled to vote on the proposal, voting together and counted as a single class, will be required. Abstentions and broker non-votes are not counted in determining the number of shares of common stock voted for or against. The votes of the Series A preferred stock will, to the extent cast on Proposal 1, automatically and without further action of holders of Series A preferred stock mirror votes cast by holders of common stock (excluding any shares of common stock that are not voted), without regard to abstentions or broker non-votes by holders of common stock. Because the voting standard for the proposal is a majority of the combined voting power of the outstanding shares of common stock and Series A preferred stock entitled to vote on the proposal, voting together and counted as a single class, abstentions and broker non-votes will, in one sense, have the effect of a vote “Against” the proposal. However, because the Series A preferred stock has 1,000,000 votes per share on Proposal 1 and such votes must be counted in the same proportion as the aggregate shares of common stock voted on Proposal 1 at the Special Meeting (excluding abstentions and any shares of common stock that are not voted), the failure of a share of common stock to be voted on the reverse stock split proposal will effectively have no impact on the outcome of the vote.
With respect to the adjournment proposal, the affirmative vote of the majority of votes cast affirmatively or negatively is required for approval. Only votes “For” or “Against” will affect the outcome, and abstentions and broker non-votes, if any, will have no effect. We believe this is a routine proposal and therefore we do not expect any broker non-votes on this proposal.
Will choosing not to vote my shares have the same effect as casting a vote against the Reverse Stock Split Amendment?
No. If you prefer that the reverse stock split not be approved, you should cast your vote against the proposal. Approval of the reverse stock split proposal requires the affirmative vote of holders of a majority of the combined voting power of the outstanding shares of common stock and Series A preferred stock entitled to vote on the proposal, voting together and counted as a single class, assuming a quorum is present. Because the Series A preferred stock has 1,000,000 votes per share on the reverse stock split proposal and such votes must be counted in the same proportion as the aggregate shares of common stock that are voted on the reverse stock split proposal, the failure of a share of common stock to be voted will effectively have no impact on the outcome of the vote. However, shares of common stock voted against the reverse stock split proposal will have the effect of causing the proportion of Series A preferred stock voted against the proposal to increase accordingly and vice versa.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date. Each share of Series A preferred stock you own is entitled to 1,000,000 votes as of the record date with respect to Proposal 1 and will vote together with the common stock as counted as a single class with respect to such matters; provided, however, that such shares of Series A preferred stock shall, to the extent cast, be voted in the same proportion as the aggregate shares of common stock are voted on Proposal 1 (excluding any shares of common stock that are not voted).
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted in favor of both proposals.
If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We have retained D.F. King to perform proxy solicitation services for us, involving conducting a bank/broker search, distributing proxy solicitation materials to stockholders, providing information to stockholders from the materials, and soliciting proxies by mail, courier, telephone, facsimile and e-mail. We will pay a fee in the amount of $11,000 to D.F. King, plus out-of-pocket expenses for these services.
If you have any questions or require any assistance with voting your shares, please contact D.F. King at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders may call toll free: (800) 755-7250
Banks and Brokers may call collect: (212) 269-5550
Email: VYNE@dfking.com
In addition to these mailed proxy materials, our directors, officers, employees and investor relations firm may also solicit proxies in person, by telephone or by other means of communication. Our directors, officers, employees and investor relations firm will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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You may submit another properly completed proxy with a later date.

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807.

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You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. The presence at the meeting, in person or by proxy, of the holders of at least one-third in voting power of the outstanding shares of common stock and Series A preferred stock, in the aggregate, and the holders of at least one-third of all issued and outstanding shares of common stock entitled to vote, on the record date will constitute a quorum. On the record date, there were [•] outstanding shares of common stock and 3,000 shares of Series A preferred stock outstanding. The presence of (i) the holders of common stock and Series A preferred stock holding at least [•] votes, and (ii) the holders of at least [•] shares of common stock will be required to establish a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the Board or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Special Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
What proxy materials are available on the internet?
The proxy statement and annual report to stockholders are available at https://vynetherapeutics.com/investors-media/filings-financials/.
Attending the Special Meeting
The Special Meeting will be held on January 12, 2023 at our corporate offices located at 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807 and will begin promptly at 10:00 a.m. local time.
STOCKHOLDERS OF RECORD MUST BRING A FORM OF PHOTO IDENTIFICATION SO THEIR STOCK OWNERSHIP CAN BE VERIFIED. A BENEFICIAL OWNER HOLDING SHARES IN “STREET NAME” MUST ALSO BRING AN ACCOUNT STATEMENT OR LETTER FROM HIS OR HER BANK OR BROKERAGE FIRM SHOWING THAT HE OR SHE BENEFICIALLY OWNS SHARES AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE, ALONG WITH A FORM OF PHOTO IDENTIFICATION.
STOCKHOLDERS WISHING TO VOTE THEIR SHARES IN PERSON AT THE SPECIAL MEETING MUST ALSO BRING THEIR 16-DIGIT CONTROL NUMBER INCLUDED ON YOUR PROXY CARD.
YOUR VOTE IS IMPORTANT AND WE STRONGLY ENCOURAGE YOU TO VOTE YOUR SHARES PRIOR TO THE SPECIAL MEETING.

PROPOSAL NO. 1
APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT
Description of the Proposed Reverse Stock Split
Our Board has approved, and is recommending that our stockholders approve, a proposed amendment to our Amended and Restated Certificate of Incorporation, to effect a reverse split of the issued and outstanding shares of the common stock at a ratio of between 1-for-10 and 1-for-25, with such ratio to be determined at the sole discretion of our Board (the “Reverse Stock Split”). The form of proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of the Amended and Restated Certificate of Incorporation. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the certificate of incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by the ratio to be determined by the Board, but will not increase the par value of the common stock, and will not change the number of authorized shares of the common stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.
By approving Proposal 1 and the Reverse Stock Split, stockholders will approve the amendment to our Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including 10 and 25, would be combined into one share of common stock and authorize our Board to file one certificate of amendment, as determined by our Board in the manner described herein. If approved, our Board may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to the Amended and Restated Certificate of Incorporation.
Reasons for the Reverse Stock Split
Meet Nasdaq Continued Listing Requirements
On February 28, 2022, the Company received notification from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”), because the closing bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a period of 180 calendar days from the date of notification, or until August 29, 2022, to regain compliance with the minimum bid price requirement.
On August 30, 2022, the Company received a notice (the “Extension Notice”) from the Listing Qualifications Department of the Nasdaq informing the Company that Nasdaq granted the Company an additional 180 calendar days, or until February 27, 2023, to regain compliance with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under the Rule. In connection with the Extension Notice, the listing of the Company’s common stock was transferred from the Nasdaq Global Select Market to the Nasdaq Capital Market, effective as of August 31, 2022. The Extension Notice had no other immediate effect on the listing of the Company’s common stock.
If at any time before February 27, 2023, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has achieved compliance with the Rule. If compliance with the Rule cannot be demonstrated to Nasdaq’s satisfaction by February 27, 2023, Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq Hearings Panel.
Our Board has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Rule. Our Board also believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. Our Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. Our Board anticipates that a Reverse Stock Split will result in a higher bid price for our common stock, which may help to alleviate some of these problems.
If this Proposal 1 is approved by stockholders and our Board decides to implement the Reverse Stock Split, our Board will determine the ratio of the Reverse Stock Split, in the range of between 1-for-10 and 1-for-25, inclusive, as determined in the judgment of our Board to be most likely sufficient to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the Nasdaq Capital Market for the longest period of time while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market.
We believe that maintaining listing on the Nasdaq Capital Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq Stock Market. Among other factors, trading on the Nasdaq Stock Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Stock Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq Stock Market as compared with the OTC markets.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the Reverse Stock Split Amendment, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-10 to 1-for-25 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:
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the Company’s compliance with Nasdaq’s continued listing rules;

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the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

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the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

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business developments affecting us; and

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prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price.
We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock

Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.
Effective Time
The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The exact timing of the filing of the Reverse Stock Split Amendment (if in fact it is filed) will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders taking into consideration the factors noted above, among other matters that may be relevant at the time.
If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.
Fractional Shares
Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock.
Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either:
•
purchasing a sufficient number of shares of the Company’s common stock; or

•
if you have shares of common stock in more than one account, consolidating your accounts,

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.
Effects of the Reverse Stock Split
General
If the Reverse Stock Split is implemented by our Board, after the Effective Time, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.
Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
Effects on Shares of Common Stock
The following table contains approximate information, based on share information as of November 5, 2022 relating to our outstanding common stock based on the proposed reverse stock split ratios assuming that the proposal is approved and the Reverse Stock Split is implemented.
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Not Outstanding
Pre-Reverse Stock Split	150,000,000	58,035,827	91,964,173
Post-Reverse Stock Split 1:10	150,000,000	5,803,582	144,196,418
Post-Reverse Stock Split 1:15	150,000,000	3,869,055	146,130,945
Post-Reverse Stock Split 1:20	150,000,000	2,901,791	147,098,209
Post-Reverse Stock Split 1:25	150,000,000	2,321,433	147,678,567
The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock or the relative voting power of such holders of our outstanding common stock and preferred stock. Therefore, the number of authorized but unissued shares of our common stock will effectively increase and will be available for reissuance by the Company. Given the Company’s current financial position and liquidity needs within the next year to advance its pipeline, the Board has determined that maintaining the Company’s current number of authorized shares is warranted and in the best interest of the Company and its stockholders. Failure to successfully receive additional financing will require the Company to delay, scale back or otherwise modify its business and its research and development activities and other operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern, and therefore maintaining the Company’s ability to raise additional financing through an issuance of its authorized shares is important to the Company’s continued operations.
After the effective date of the Reverse Stock Split that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.
Effect on Preferred Stock
Pursuant to our Amended and Restated Certificate of Incorporation, our capital stock consists of 20,000,000 shares of Preferred Stock, par value $0.0001 per share, and 150,000,000 shares of common stock. The proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.
Effect on Par Value
The proposed amendments to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001.
Reduction In Stated Capital
As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
Effect on the Company’s Equity Plans
Under our 2018 Omnibus Incentive Plan (the “2018 Plan”) and 2019 Equity Incentive Plan (the “2019 Plan” and together with 2018 Plan, the “Stock Plans”), the Board has discretion to determine the appropriate adjustment to the awards granted under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the Stock Plans, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise price, grant price or purchase price relating to any such award under the Stock Plans, are expected to be proportionately adjusted by the Board to reflect the Reverse Stock Split. The Board will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the Board is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Stock Plans. The Board will also determine the appropriate adjustments to our 2019 Employee Share Purchase Plan.
For illustrative purposes only, if a 1-for-15 reverse stock split is effected, the 943,779 shares that remain available for issuance under the 2019 Plan as of November 5, 2022 are expected to be adjusted to 62,918 shares, and the 221,138 shares that remain available for issuance under the 2018 Plan as of November 5, 2022 are expected to be adjusted to 14,742 shares, each subject to adjustment pursuant to their respective terms. Further, for illustrative purposes only, if a 1-for-15 reverse stock split is effected, an outstanding stock option for 5,000 shares of common stock, exercisable at $3.50 per share, would be adjusted as a result of a 1-for-15 split ratio into an option exercisable for 333 shares of common stock at an exercise price of $52.50 per share.

No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.
At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
Background of the Series A Preferred Stock
On November 14, 2022, we issued an aggregate of 3,000 shares of Series A preferred stock to one institutional investor for $300,000, subject to certain anti-dilution adjustments and customary adjustments for stock splits, dividends and combinations. The shares of Series A preferred stock have a stated value of $100 per share and are convertible, following 15 business days from the approval of the Reverse Stock Split Amendment, into an aggregate of 1,157,496 pre-reverse split shares of common stock, subject to customary adjustments for stock splits, dividends and combinations. The terms of the Series A preferred stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) that we filed with the Secretary of State of the State of Delaware.
The Certificate of Designation provides, among other things, that except as otherwise provided in the Certificate of Designation or as otherwise required by law, the Series A preferred stock will have no voting rights (other than the right to vote as a class on certain matters as provided in the Certificate of Designation). However, pursuant to the provisions of the Certificate of Designation, each share of Series A preferred stock has the right to cast 1,000,000 votes per share of Series A preferred stock on this Proposal 1 or any proposal to adjourn the Special Meeting, if necessary, with the Series A preferred stock and common stock voting together and counted as a single class; provided, that the votes cast by the holders of the Series A preferred stock must be counted by us and voted in the same proportion as the shares of common stock that are voted on Proposal 1 (excluding abstentions and any shares of common stock that are not voted) and any proposal to adjourn the Special Meeting, if necessary.
We believe that a significant number of our outstanding shares of common stock are held by a large number of retail stockholders, and that a number of large brokers have previously announced that they were eliminating the practice of discretionary voting of uninstructed shares on some or all matters identified as “routine” under the rules and guidance of applicable stock exchanges, such as Proposal 1, which proposal must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares. We believe that approving this Proposal 1 and giving authorization to the Board to determine, at its option, whether to effect a Reverse Stock Split, as described in this Proposal 1, is important to the Company and in our and our stockholders’ best interests. We determined to provide the investor who purchased the Series A preferred stock with the negotiated terms concerning the rights of the Series A preferred stock to secure sufficient investors who are committed to voting for this Proposal 1 and any proposal to adjourn the Special Meeting, if necessary.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this proposal and we will not independently provide our stockholders with any such rights.
Interest of Certain Persons in Matters to be Acted Upon
No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.
This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.
EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.
The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes, and the remainder of this discussion assumes the Reverse Stock Split so qualifies. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.
Vote Required for Approval of this Proposal
The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of common stock and Series A preferred stock, voting together and counted as a single class, on the record date is required to adopt and approve the amendment to our Amended and Restated Certificate of Incorproation to effect the Reverse Stock Split. The holders of common stock have the right to cast one vote per share of common stock on this proposal. The holders of Series A preferred stock have the right to cast 1,000,000 votes per share of Series A Preferred Stock, or an aggregate of 3,000,000,000 votes, on this proposal; provided, that such votes must be counted in the same proportion as the aggregate shares of common stock that are voted on this proposal (excluding any shares of common stock that are not voted), without regard to abstentions by holders of common stock or broker non-votes. As an example, if 50.5% of the votes cast by holders of common stock present, in person or by proxy, and entitled to vote are voted at the Special Meeting in favor of this proposal, we can count 50.5% of the votes cast by the holders of the Series A preferred stock as votes in favor of this proposal. Because the voting standard for this proposal is a majority of the combined voting power of the outstanding shares of common stock and Series A preferred stock entitled to vote on the proposal, voting together and counted as a single class, abstentions and broker non-votes will, in one sense, have the effect of a vote “Against” the proposal. However, if you prefer that the Reverse Stock Split proposal not be approved, you should cast your vote against the proposal. Since the Series A preferred stock has 1,000,000 votes per share on this proposal and such votes must be counted in the same proportion as the aggregate shares of common stock that are voted on this proposal at the Special Meeting, the failure of a share of common stock to be voted will effectively have no impact on the outcome of the vote. However, shares of common stock voted against the proposal will have the effect of causing the proportion of Series A preferred stock voted against the proposal to increase accordingly and vice versa. Because Proposal 1 is considered “routine” for these purposes, there will not be any broker non-votes for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT.

PROPOSAL NO. 2
APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.
If at the Special Meeting the number of votes represented by shares of the common stock present or represented and voting in favor of Proposal 1 is insufficient to approve the proposal, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of Proposal 1.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from stockholders that have previously voted against the proposals.
Vote Required for Approval of this Proposal
The affirmative vote of the majority of votes cast is required to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.
Recommendation
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of November 14, 2022, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after November 14, 2022 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 58,035,827 shares of our common stock outstanding as of November 14, 2022. Shares of our common stock that a person has the right to acquire within 60 days after November 14, 2022 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o VYNE Therapeutics Inc., 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807.
	Common Stock		Preferred Stock
Name of Beneficial Owner	Number of Shares	%	Number of Shares	%
5% and Greater Stockholders:
Mutual Fund Series Trust, on behalf of AlphaCentric LifeSci Healthcare Fund(1)	—	—%	3,000	100.0%
Named Executive Officers and Directors:
David Domzalski(2)	1,204,245	2.0%
Mutya Harsch(3)	231,244	*
Iain Stuart(4)	237,108	*
Steven Basta(5)	373,914	*
Sharon Barbari(6)	62,700	*
Anthony Bruno(7)	97,333	*
Patrick LePore(8)	86,750	*
Elisabeth Sandoval(9)	51,707	*
All current directors and executive officers as a group (9 persons)(10)	2,440,825	4.0%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
AlphaCentric LifeSci Healthcare Fund (a series of Mutual Fund Series Trust, an investment company registered under the Investment Company Act of 1940, as amended) (“AlphaCentric Fund”) is a mutual fund and has sole voting and dispositive power over 3,000 shares of the Company’s Series A preferred stock. The business address for AlphaCentric Fund is 4221 North 203rd Street, Suite 100 Elkhorn,

Nebraska 68022. The Series A preferred stock is subject to a 4.99% (or, upon prior notice by the holder, 9.99%) beneficial ownership limitation that prohibits AlphaCentric Fund from converting any portion of the Series A preferred stock if, following such conversion, the holder’s ownership of our common stock would exceed that ownership percentage. Excludes 1,157,496 shares of common stock issuable upon conversion of the outstanding shares of Series A preferred stock because the Series A preferred stock is not convertible until 15 business days following the approval of the Reverse Stock Split Amendment.
(2)
Includes 215,630 shares of common stock and 988,615 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of November 14, 2022.

(3)
Includes 51,766 shares of common stock and 179,478 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of November 14, 2022.

(4)
Includes 46,748 shares of common stock and 190,360 shares of common stock underlying options and restricted stock units that have vested or will vest within 60 days of November 14, 2022.

(5)
Consists of (i) 51,180 shares of common stock, (ii) 64,821 shares of common stock held by The Shelter Trust under the Basta Revocable Trust (the “Shelter Trust”), (iii) 18,130 shares of common stock held by the Basta Revocable Trust dated August 4, 2017 (the “Basta Trust”), and (iv) 239,783 shares of common stock underlying options that have vested or will vest within 60 days of November 14, 2022. As the trustee of each of the Shelter Trust and the Basta Trust, Mr. Basta has voting and investment power over the shares of common stock held by each of the Shelter Trust and the Basta Trust.

(6)
Includes 18,750 shares of common stock and 43,950 shares of common stock underlying options that have vested or will vest within 60 days of November 14, 2022.

(7)
Includes 33,763 shares of common stock and 40,458 shares of common stock underlying options that have vested or will vest within 60 days of November 14, 2022.

(8)
Includes 62,500 shares of common stock and 34,833 shares of common stock underlying options that have vested or will vest within 60 days of November 14, 2022.

(9)
Includes 51,707 shares of common stock underlying options that have vested or will vest within 60 days of November 14, 2022.

(10)
Includes 1,837,356 shares of common stock underlying options or restricted stock units that have vested or will vest within 60 days of November 14, 2022.

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are VYNE stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807 or (3) request from the Company by calling 800-755-7936. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement or Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a VYNE stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, as amended, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, 685 Route 202/206, Suite 301A, Bridgewater, NJ 08807.
By Order of the Board of Directors

David Domzalski
President and Chief Executive Officer
November [•], 2022

ANNEX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VYNE THERAPEUTICS INC.

Pursuant to Section 242 of
the General Corporation Law of the
State of Delaware

VYNE THERAPEUTICS INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:   Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [•] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above:
SECOND:   This Certificate of Amendment shall become effective as of [•], 2023 at [•] [a.m./p.m.].
THIRD:   This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. An Special Meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on January [•], 2023, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [•] day of [•], 2023.
VYNE THERAPEUTICS INC.
By:

Name:
Title:

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION
1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE VYNE THERAPEUTICS INC. 685 ROUTE 202/206, SUITE 301A BRIDGEWATER, NJ 08807 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY
CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio ranging from 1-for-10 shares up to a ratio of 1-for-25 shares, which ratio will be selected by the Company's Board of Directors and set forth in a public announcement. 2. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 2. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

VYNE THERAPEUTICS INC.
Special Meeting of Stockholders
January 12, 2023 10:00 AM Local Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Domzalski, Tyler Zeronda and Mutya Harsch, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VYNE THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held on January 12, 2023, at 10:00 AM local time, at our corporate offices located at 685 Route 202/206, Suite 301A, Bridgewater, New Jersey 08807, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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